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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland		EH1 2ES
(Address of principal executive offices)		(Zip code)

Grant Spence c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:	011-44-131-479-4785

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2009 to April 30, 2010

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

MCBT Pan European Select Fund

ANNUAL REPORT
APRIL 30, 2010

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2010

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia, and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $49.4m

PERFORMANCE  Total return from May 1, 2009 through April 30, 2010

•MCBT Opportunistic EAFE Fund	+27.2%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+35.0%

Annualized total return from May 1, 2005 through April 30, 2010

•MCBT Opportunistic EAFE Fund	+3.9%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+4.3%

Annualized total return from May 1, 2000 through April 30, 2010

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+0.1%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+0.8%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+2.1%

Annualized total return from July 1, 1994 through April 30, 2010

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+5.0%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+4.3%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)*	+4.9%

(a) Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

*  Gross of dividends

The graph below (in 000s) represents what the value of an initial investment of $1 million in the Fund made on May 1, 2000 would have been at each of the Fund's subsequent 10 fiscal year-ends through April 30, 2010, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $1 million investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) EAFE Index for each of the same periods.

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective June 28, 2000. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2010

PORTFOLIO COMMENTS  In retrospect, it is clear that the 12-month period covered by this report was highly unusual - at times, the strength and rapidity with which markets rebounded was astonishing. Confounding many commentators, the rally, which began in March 2009, not only continued through the second quarter, but accelerated into the third. From the start of July until the end of September, a number of international markets enjoyed their best quarter in more than a decade. Since then, global markets have continued to rise overall, but not nearly so steeply. For much of the review period, emotional responses to macroeconomic, top-down news stories appear to have driven returns. At times there was evidence of panic as markets fell and, at other times, over-exuberance as markets rose. As our performance relative to the index showed, this created a hostile environment for process-driven investors: the MCBT Opportunistic EAFE Fund generated a strong positive return of 27.2% over the 12 months but lagged behind the wider market, which rose 35%.

The biggest detractor was Japanese house-builder Sekisui House, which fell sharply in quarter three along with a Japanese market that underperformed on worries over the general election, the (then) strong yen, and the prospect of substantial capital-raising. Financial Sumitomo Mitsui and Toyota were also among the weakest relative contributors. Italian financial Unicredit damaged returns as it fell in October on the announcement of a large capital-raising, and then again as the Greek sovereign-debt crisis caused panic among investors in the first quarter of 2010. Iberdrola Renovables, the Spanish producer of renewable energy, was another key negative contributor.

On the positive side of the ledger, the fund's top performer was Norwegian financial Storebrand, which gained strongly on the expectation of rising rates in Norway and on increasing asset prices generally. Pearson, the educational publisher, also did well as it posted a series of impressive results. There were good returns too from Korea's Samsung Electronics, which soared towards the end of the review period as demand from China helped it post record first-quarter profits, and from Nippon Yusen, a Japanese shipper that we bought as a cyclical laggard in the first quarter of 2010, and which has since rallied strongly.

Throughout the year, the fund remained true to its proven investment process, and efforts were made to avoid 'style drift'. We did, however, respond to signs of economic recovery, raising the market sensitivity of the portfolio and introducing a bias towards growth, looking particularly for emerging-market and secular growth opportunities. This was achieved by reducing certain defensive names that we considered fully valued, such as E.on, Eni and BAE Systems, and rebuilding selected positions in mining, financial and industrial stocks like Vale, Storebrand and Wienerberger (construction materials).

More broadly, we continued to invest in financially strong stocks with low price/earnings ratios relative to their growth prospects and where earnings forecasts and share-price trends were moving upwards (positive change). During the second and third quarters of 2009, and much of the first quarter of 2010, every aspect of this approach was actively penalized. But as the environment returns to one in which stock fundamentals (quality, value, growth and change) are rewarded, we believe the MCBT Opportunistic EAFE Fund is well positioned relative to the market.

OUTLOOK

The market environment continues to be dominated by the economic recovery from the demand shock delivered by the global financial crisis. As a 'normalization' process continues, sales are

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2010

recovering, supported by a rebuilding of inventory in the system and the significantly reduced costs achieved by company managements last year.

There remain instances where the market has not fully discounted the normalization of profitability, or where it has not understood the extent of a company's operating leverage. Many of these opportunities are expected to be found in the financials sector; share prices have yet to fully recognize the success of monetary policy last year or of the more normal trading conditions that are anticipated to be seen. In parallel, cyclical data should continue to improve as 2010 unfolds, partly because, on a year-on-year basis, we expect that last year's comparators will be easy to beat but also because of the influence of monetary and fiscal stimulus. That should be enough to support more cyclical areas of the market.

Beyond that, the key for portfolio managers will be managing the transition to the longer-term trends that we believe will hold sway over a three-to five-year time horizon. As the impact of the inventory cycle begins to fade, economic growth will return to a sub-trend level consistent with the ongoing deleveraging of economies across the West. During this period of adjustment, we believe the average company will struggle to grow earnings, and overall revenue growth will be constrained. With earnings growth a scarce commodity, the market should award it a higher value. Therefore, we are seeking out those companies that can deliver growth and thrive in this deleveraging environment.

INVESTMENT MANAGER PROFILE  James Fairweather, Christine Montgomery, and David Sheasby are primarily responsible for the day-to-day management of the Fund.

James Fairweather spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets. James was promoted to chief investment officer in 1997.

Christine Montgomery joined Martin Currie in 2009 as a director in our global team with responsibility for EAFE and ACWI ex US mandates. She joined us from Edinburgh Partners, where she was an investment partner, managing global and international portfolios for institutional clients, mostly in North America. Before that, she was a global-equities fund manager at Franklin Templeton Investments. Christine began her investment career at Aegon Asset Management (formerly Scottish Equitable). During her 12 years with the company, her roles included head of equities, head of fixed-income and deputy CIO. Before joining Aegon, she had worked in the Department of Accounting at the University of Edinburgh.

David Sheasby joined Martin Currie in 2004 as a director in our global team. He is lead portfolio manager for our EAFE ADR strategy and supports the managers of our global ex-US portfolios. Before coming to Martin Currie, David worked for Aegon Asset Management (formerly Scottish Equitable) for 18 years. From 2002 he was a senior portfolio manager for global equities, developing and directing Aegon's global strategy. During his time with Aegon, David headed its global equity, emerging markets and European teams, and prior to that, served as a European portfolio manager at Aegon from 1987 to 1994.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2010

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Europe
Roche Holding AG	(Switzerland)	2.8
Siemens AG	(Germany)	2.7
Rio Tinto PLC	(United Kingdom)	2.7
British American Tobacco PLC	(United Kingdom)	2.5
HSBC Holdings PLC	(United Kingdom)	2.4
Banco Santander SA	(Spain)	2.4
Unilever NV	(Netherlands)	2.4
Sanofi-Aventis SA	(France)	2.3
Pearson PLC	(United Kingdom)	2.2
ABB Ltd.	(Switzerland)	2.1

*  Excluding short-term investments

The Fund is actively managed and therefore portfolio holdings and characteristics will change over time.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2010

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $198.6m

PERFORMANCE  Total return from May 1, 2009 through April 30, 2010

•MCBT Global Emerging Markets Fund	+45.8%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+57.6%

Annualized total return from May 1, 2005 through Apri1 30, 2010

•MCBT Global Emerging Markets Fund	+14.6%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+16.9%

Annualized total return from May 1, 2000 through April 30, 2010

•MCBT Global Emerging Markets Fund	+8.7%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+11.3%

Annualized total return from February 14, 1997 through April 30, 2010

•MCBT Global Emerging Markets Fund (excluding all transaction fees)	+7.6%
•MCBT Global Emerging Markets Fund (including all transaction fees)	+6.8%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)*	+7.8%

(a) Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

*  Gross of dividends

The graph below (in 000s) represents what the value of an initial investment of $1 million in the Fund made on May 1, 2000 would have been at each of the Fund's subsequent 10 fiscal year-ends through April 30, 2010, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $1 million investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index for each of the same periods.

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2010

PORTFOLIO COMMENTS  The 12 months to 30 April 2010 generally constituted a very strong period for global emerging markets, which outperformed their developed counterparts by a considerable margin. Although the fund delivered a positive return of 45.8%, it failed to keep pace with its benchmark, which returned 57.6%.

Returns from our holdings in China were disappointing. Avoiding China Mobile was helpful as the telecoms giant underperformed the broader market. But Netease.com, which operates World of Warcraft in China, surrendered its previously strong performance, Meanwhile Guangzhou R&F declined sharply on worries about the Chinese government's attempts to cool the property market. In Taiwan, the biggest negative contributor to relative returns was HTC Corp, which makes handheld computers. Delays in the launch of new products and intensifying competition forced this company to revise down its guidance.

In Korea, civil engineer Hyundai Development was another major drag on relative returns. Its third-quarter earnings results came in far below the market's expectations as the company was hit with bad-debt expenses. There were good positive contributions, however, from Samsung Electronics, LG Display and Hyundai Mobis.

The fund's Indian holdings were, in aggregate, unhelpful over the year. Property company Unitech performed poorly as investors took profits towards the end of 2009 after the shares peaked at the end of September. Meanwhile, telecom group Bharti and car-maker Maruti Suzuki were also weak.

In Russia, the fund's holdings in Gazprom, Sberbank and Lukoil all detracted from relative returns. We sold the last two, but retain a holding in Gazprom, which we expect to recover.

South African construction company Murray & Roberts was a significant drag on performance. Following a very strong run, the stock came under pressure on concerns surrounding delays in the South African electricity expansion program as well as its Middle Eastern exposure. However, the negative impact of Murray & Roberts was offset by holding Aspen Pharmacare, which delivered impressive profits growth in its South African business.

Attribution from Brazil was positive. Hypermarcas was the fund's best performer over the period, while avoiding oil giant Petrobras helped relative performance. Housebuilder PDG Realty, one of the fund's largest holdings, also delivered good returns, as did iron-ore group Vale. In Mexico, meanwhile, Corporacion Geo was a standout performer over the year. The valuation gap between Geo and its peers has begun to narrow and it continues to demonstrate operational excellence

Also among the fund's best performers were Malaysia's Bumiputra Commerce and Turkey's Garanti Bankasi. Both benefited from their status as less leveraged financial institutions than their western peers and potential beneficiaries of the growth in emerging-market economies.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2010

OUTLOOK

We continue to see real improvements in the operating performance of companies across emerging markets. This is evidenced by the continuity and magnitude of earnings upgrades, especially in Asia, suggesting that expectations of a 'v-shaped' economic recovery may prove overly optimistic. Furthermore, the elevated inflation in a number of economies points towards the potential tightening of monetary policy, which could lead to another decline in emerging markets.

After the 2009 rally, emerging-market valuations have risen to or above their historical averages. We therefore see limited room for a lasting rerating for the asset class. So far, 2010 is shaping up to be a typical 'year two' of economic recovery, with somewhat subdued returns from equities. As a gradual global recovery is well under way and monetary stimulus in developed economies has reached its peak, we believe that the 'risk trade' is mature and the market has become more balanced. Therefore, the direction of the broad market should not be the overriding investment theme of 2010. Instead, investment performance is likely to hinge on stock selection rather asset allocation - that is, on identifying the best opportunities within the asset class.

Our focus remains on high-quality franchises with strong links to robust domestic consumption. We believe that the primary driver of growth for many emerging economies will shift from exports towards domestic demand, and that medium- and long-term growth opportunities in emerging markets remain vast.

INVESTMENT MANAGER PROFILE  Dariusz Sliwinski is a director of Martin Currie and speaks Polish, Russian, English and Italian. Dariusz initially received a master's degree in electronic engineering before working in a number of different industries in post-communist Poland. After gaining an MBA from SDA Bocconi in Milan, Dariusz became an investment manager in 1994. He initially worked with Powszechny Bank Gospodarczy Investment Fund, moving to Consortium Raiffeisen Atkins in 1995 to become a senior investment manager.

Dariusz joined Martin Currie's emerging markets team in 1997. He was initially responsible for managing emerging European mandates, and assumed responsibility for our EMEA portfolios in 2001. In December 2002, he was appointed manager of two flagship funds - MCBT Global Emerging Markets and an emerging markets open-end fund offered to non-US investors.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2010

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Pacific Basin
Samsung Electronics Co., Ltd.	(South Korea)	4.8
Industrial Bank of Korea	(South Korea)	3.1
CNOOC Ltd.	(China)	2.9
Hon Hai Precision Industry Co., Ltd.	(Taiwan)	2.9
Hyundai Mobis	(South Korea)	2.8
Latin America
PDG Realty SA Empreedimentos e Participacoes	(Brazil)	3.5
Vale SA, Class A	(Brazil)	3.0
Europe
Gazprom OAO, ADR	(Russia)	3.4
Turkiye Garanti Bankasi	(Turkey)	2.4
Other Areas
Axis Bank Ltd.	(India)	2.7

*  Excluding short-term investments

The Fund is actively managed and therefore portfolio holdings and characteristics will change over time.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2010

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE  June 6, 2002

FUND SIZE  $28.9m

PERFORMANCE  Total return from May 1, 2009 through April 30, 2010

•MCBT Pan European Select Fund	+35.5%
•Morgan Stanley Capital International (MSCI) European Index*	+34.1%

Annualized total return from May 1, 2005 through April 30, 2010

•MCBT Pan European Select Fund	+4.0%
•Morgan Stanley Capital International (MSCI) European Index*	+4.0%

Annualized total return from June 6, 2002 through April 30, 2010

•MCBT Pan European Select Fund	+10.1%
•Morgan Stanley Capital International (MSCI) European Index*	+7.1%

*  Gross of dividends

The graph below (in 000s) represents what the value of an initial investment of $1 million in the Fund made on June 6, 2002 would have been at each of the Fund's subsequent 8 fiscal year-ends through April 30, 2010, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $1 million investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) European Index for each of the same periods.

(a)  Inception date

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2010

PORTFOLIO COMMENTS  After finishing 2009 in robust fashion, markets weakened considerably in the first four months of 2010, when worries about sovereign debt in Greece and other southern European nations weighed heavily on sentiment. Nevertheless, the 12 months to the end of April constituted a strong period for European markets, with the MSCI Europe index returning 34.1%. With a return of 35.5%, the fund did better still.

Although the fund's sector and regional asset allocation detracted from the year's returns, this was more than outweighed by strongly positive stock selection. The top contributor to the fund's outperformance was seismic company Petroleum Geo Services, which did well on strong results, as did chemicals group Rhodia and steel-equipment firm Cookson, which also benefited from strong steel prices. Meanwhile, the UK-listed copper miner Kazakhmys rallied strongly from a very low valuation due to positive change in the form of improving copper prices. In Germany, construction group HeidelbergCement benefited from balance-sheet repair at the corporate level and at the company's main owner.

Among our financial holdings, IG Group outperformed on better-than-expected first-half numbers, while Denmark's Danske Bank and Norway's DNB Nor were also strong. Kinnivik, a Swedish holding company with stakes in of a number of listed businesses including emerging-market telecom group Millicom, saw upgrades after strong fourth-quarter results.

However, other investments in the financials sector underperformed. Bank of Cyprus and Allied Irish Banks were affected by changes in credit quality. A repricing of country risk for Ireland and Greece, whose public finances are coming under deep scrutiny, meant the case for continuing to hold these was significantly undermined. Meanwhile, Italian asset manager Azimut's shares also proved sensitive to fears of Greek contagion. We sold both Bank of Cyprus and Allied Irish.

Elsewhere, poor trading at Punch Taverns weighed on its share price after strong performance earlier in 2009. In view of the negative change, we sold this holding too. There was also disappointment from oil refiner Saras, which suffered from lower-than-forecast margins. We have now sold our position.

OUTLOOK

Although it is not surprising that monetary policies have become less favorable for the fund, this is a sign that demand and profitability have recovered. For the time being, our expectation is that profits will continue to recover strongly. Although this is captured in sell-side forecasts to a greater extent than it was a year ago, confirmation of that recovery will be positive for equities, given the lingering skepticism in parts of the market. Low interest rates and high returns on assets should be positive for equity valuations.

Although we have a balance in the portfolio between defensive and aggressive stocks, our strategy is to capture positive change, which slants the portfolio towards an overall position whereby it benefits from reflation and improving risk appetite. As always, we expect short-term periods of vertigo, in which markets sell off, followed by increases in risk appetite. However, we expect that the risk of mean-reversionary events will be largely outweighed by the benefits of capturing positive change.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2010

Most market commentators follow the anchoring principle, and agree that the markets will be strong in the first half of this year (since they are strong now) but will be weak in the second half of the year. In response to this outlook, we are prepared to invest in a set of stocks that we believe will prosper in a weaker environment, if and when we believe that such investments are appropriate.

INVESTMENT MANAGER PROFILE  Dr. Eric Woehrling joined Martin Currie in 2000 to design the European mid-cap products, which he has managed or co-managed since their launch in June 2002. Eric is lead manager of the Martin Currie GF Pan-European Opportunities Fund, a winner of a Lipper Fund Award 2008 and an S&P award in 2007. Before his move to Martin Currie, Eric worked for Stewart Ivory from 1997. He worked on the UK and emerging markets desks, before moving to the European desk, where he specialized in European smaller companies.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2010

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Europe
Marine Harvest ASA	(Norway)	4.1
Swedish Match AB	(Sweden)	4.1
Kinnevik Investment AB, Series B	(Sweden)	4.1
Fresenius Medical Care AG & Co.	(Germany)	4.0
Centrica PLC	(United Kingdom)	4.0
SES SA	(Luxembourg)	3.9
DnB NOR ASA	(Norway)	3.8
Hennes & Mauritz AB, Series B	(Sweden)	3.8
Barclays PLC	(United Kingdom)	3.7
Terna-Rete Elettrica Nazionale SpA	(Italy)	3.6

*  Excluding short-term investments

The Fund is actively managed and therefore portfolio holdings and characteristics will change over time.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2010

	Shares	US$ Value
COMMON STOCKS† – 97.8%
AFRICA – 1.6%
SOUTH AFRICA – 1.6%
Gold Fields Ltd., ADR	58,900	$791,616
TOTAL SOUTH AFRICA – (Cost $770,108)		791,616
TOTAL AFRICA – (Cost $770,108)		791,616
EUROPE – 56.5%
AUSTRIA – 1.1%
Wienerberger AG	29,913	560,758
TOTAL AUSTRIA – (Cost $573,842)		560,758
DENMARK – 1.9%
Carlsberg, B Shares	11,782	958,811
TOTAL DENMARK – (Cost $797,088)		958,811
FRANCE – 4.4%
Sanofi-Aventis SA	16,615	1,137,685
Technip SA	13,091	1,046,154
TOTAL FRANCE – (Cost $1,987,059)		2,183,839
GERMANY – 7.4%
Adidas AG	12,976	761,959
Aixtron AG	21,321	667,740
MAN AG	8,990	851,242
Siemens AG	13,604	1,344,928
TOTAL GERMANY – (Cost $3,102,268)		3,625,869
NETHERLANDS – 7.7%
ASML Holding NV	28,266	921,386
Gemalto NV	16,707	748,266
Heineken NV	20,677	959,791
Unilever NV	38,156	1,166,079
TOTAL NETHERLANDS – (Cost $3,100,675)		3,795,522
NORWAY – 3.1%
DnB NOR ASA	88,000	1,035,525
Storebrand ASA	67,407	507,551
TOTAL NORWAY – (Cost $1,245,763)		1,543,076
SPAIN – 2.4%
Banco Santander SA	92,878	1,166,874
TOTAL SPAIN – (Cost $646,924)		1,166,874

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2010

	Shares	US$ Value
COMMON STOCKS† – Continued
EUROPE – Continued
SWITZERLAND – 6.9%
ABB Ltd.	54,705	$1,052,790
Credit Suisse Group AG	20,655	944,898
Roche Holding AG	8,754	1,382,546
TOTAL SWITZERLAND – (Cost $2,875,742)		3,380,234
UNITED KINGDOM – 21.6%
Barclays PLC	200,760	1,027,894
BP PLC	117,818	1,026,386
British American Tobacco PLC	39,398	1,237,415
Compass Group PLC	112,119	915,155
HSBC Holdings PLC	118,161	1,203,753
Inchcape PLC	963,888	506,600
Pearson PLC	66,776	1,071,995
Persimmon PLC	110,505	804,287
Petrofac Ltd.	41,035	713,109
Rio Tinto PLC	26,329	1,328,151
Xstrata PLC	51,048	845,344
TOTAL UNITED KINGDOM – (Cost $9,142,333)		10,680,089
TOTAL EUROPE – (Cost $23,471,694)		27,895,072
JAPAN – 17.1%
Bank of Yokohama, Ltd.	128,000	668,916
Bridgestone Corp.	50,300	839,369
Dai-ichi Mutual Life Insurance Co.	437	746,671
Mitsui Fudosan Co., Ltd.	42,000	781,814
Nikon Corp.	40,000	898,985
Nippon Yusen Kabushiki Kaisha	221,000	907,859
Nomura Holdings Inc.	110,600	762,938
Panasonic Corp.	62,200	909,267
Ricoh Co. Ltd.	54,000	923,011
Shin-Etsu Chemical Co., Ltd.	17,100	987,426
TOTAL JAPAN – (Cost $7,698,338)		8,426,256
LATIN AMERICA – 3.5%
BRAZIL – 3.5%
PDG Realty SA Empreendimentos e Participacoes	94,500	867,666
Vale SA	31,700	853,047
TOTAL BRAZIL – (Cost $1,650,619)		1,720,713
TOTAL LATIN AMERICA – (Cost $1,650,619)		1,720,713

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2010

	Shares	US$ Value
COMMON STOCKS† – Continued
MIDDLE EAST – 1.6%
ISRAEL – 1.6%
Teva Pharmaceutical Industries Ltd., ADR	13,500	$792,855
TOTAL ISRAEL – (Cost $768,331)		792,855
TOTAL MIDDLE EAST – (Cost $768,331)		792,855
PACIFIC BASIN – 17.5%
AUSTRALIA – 4.4%
Incitec Pivot Ltd.	249,702	735,421
Leighton Holdings Ltd.	21,071	712,649
Newcrest Mining Ltd.	24,132	725,495
TOTAL AUSTRALIA – (Cost $2,200,067)		2,173,565
CHINA – 3.0%
Bank of China Ltd., H Shares	1,938,000	996,992
Mindray Medical International Ltd., ADR	12,300	469,860
TOTAL CHINA – (Cost $1,048,298)		1,466,852
HONG KONG – 2.5%
CNOOC Ltd., ADR	4,500	791,640
GOME Electrical Appliances Holdings Ltd.	1,479,000	473,457
TOTAL HONG KONG – (Cost $1,204,223)		1,265,097
SINGAPORE – 1.9%
DBS Group Holdings Ltd.	83,000	919,543
TOTAL SINGAPORE – (Cost $884,960)		919,543
SOUTH KOREA – 3.5%
KT Corp., ADR	33,800	763,880
Samsung Electronics Co., Ltd., GDR, 144A	2,551	977,671
TOTAL SOUTH KOREA – (Cost $1,276,083)		1,741,551
TAIWAN – 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	57,300	606,807
TOTAL TAIWAN – (Cost $617,322)		606,807
THAILAND – 1.0%
Bangkok Bank Public Co. Ltd.	134,400	496,620
TOTAL THAILAND – (Cost $574,676)		496,620
TOTAL PACIFIC BASIN – (Cost $7,805,629)		8,670,035
TOTAL COMMON STOCKS – (Cost $42,164,719)		48,296,547

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2010

	Principal Amount	US$ Value
SHORT-TERM INVESTMENTS – 2.4%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 05/03/2010 (a)	$1,200,000	$1,200,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $1,200,000)		1,200,000
TOTAL INVESTMENTS – (Cost $43,364,719) – 100.2%		49,496,547
OTHER ASSETS LESS LIABILITIES – (0.2)%		(119,898)
NET ASSETS – 100.0%		$49,376,649

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Apparel & Textiles 1.6%, Auto Parts 1.7%, Banks 15.3%, Brewery 1.9%, Chemicals 2.0%, Computer Services 1.5%, Construction 1.4%, Construction Materials 1.1%, Diversified 1.9%, Drugs & Health Care 1.6%, Electrical Equipment 4.1%, Electronics 3.8%, Fertilizers 1.5%, Financial Services 1.6%, Food & Beverages 6.2%,Homebuilders 1.6%, Insurance 2.5%, Manufacturing 4.4%, Medical Products 6.1%, Metals 1.7%, Mining 7.5%, Oil & Gas 7.2%, Photography 1.8%, Publishing 2.2%, Real Estate 3.4%, Retail 1.9%, Semi-conductor Manufacturing Equipment 4.5%, Telecommunications Services 1.5%, Tobacco 2.5% and Transportation 1.8%.

(a)  Repurchase agreement, dated 4/30/2010, due 5/3/2010 with repurchase proceeds of $1,200,001, is collateralized by United States Treasury Bill, 0.00% due 10/28/2010 with a market value of $1,228,770.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2010

	Shares	US$ Value
COMMON STOCKS† – 90.5%
AFRICA – 5.3%
SOUTH AFRICA – 5.3%
Aspen Pharmacare Holdings Ltd.*	389,102	$4,374,485
Impala Platinum Holdings Ltd.	108,759	3,063,273
Standard Bank Group Ltd.	197,748	3,065,549
TOTAL SOUTH AFRICA – (Cost $6,570,313)		10,503,307
TOTAL AFRICA – (Cost $6,570,313)		10,503,307
EUROPE – 15.6%
RUSSIA – 11.2%
Gazprom OAO, ADR	292,955	6,801,306
JSC MMC Norilsk Nickel, ADR*	42,055	807,456
Mechel, ADR	138,500	3,559,450
MMC Norilsk Nickel, ADR*	121,380	2,322,896
Petropavlovsk PLC	145,177	2,605,288
Rosneft Oil Co., GDR*	294,950	2,392,044
VimpelCom Ltd., ADR*	213,900	3,726,138
TOTAL RUSSIA – (Cost $21,593,442)		22,214,578
TURKEY – 4.4%
Turkiye Garanti Bankasi AS	977,712	4,751,398
Turkiye Is Bankasi	1,139,093	3,970,378
TOTAL TURKEY – (Cost $5,646,732)		8,721,776
TOTAL EUROPE – (Cost $27,240,174)		30,936,354
LATIN AMERICA – 17.0%
BRAZIL – 9.7%
Banco do Brasil SA	187,500	3,234,934
Cia Hering	151,300	3,385,917
Hypermarcas SA*	248,300	3,428,275
Light SA	159,000	2,149,576
PDG Realty SA Empreendimentos e Participacoes	765,500	7,028,552
TOTAL BRAZIL – (Cost $13,683,079)		19,227,254
MEXICO – 5.0%
America Movil SAB de CV	1,207,500	3,116,762
Corporacion GEO SAB de CV, Series B*	1,120,200	3,547,410
Fomento Economico Mexicano SAB de CV, Series B	664,900	3,149,462
TOTAL MEXICO – (Cost $5,830,399)		9,813,634

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2010

	Shares	US$ Value
COMMON STOCKS† – Continued
LATIN AMERICA – Continued
PERU – 2.3%
Compania de Minas Buenaventura SA, ADR	55,700	$1,831,973
Credicorp Ltd.	32,344	2,809,400
TOTAL PERU – (Cost $3,758,666)		4,641,373
TOTAL LATIN AMERICA – (Cost $23,272,144)		33,682,261
OTHER AREAS – 6.0%
INDIA – 6.0%
Axis Bank Ltd.	193,516	5,442,627
Infrastructure Development Finance Co., Ltd.	970,901	3,696,530
Maruti Suzuki India Ltd.	98,153	2,806,242
TOTAL INDIA – (Cost $9,541,324)		11,945,399
TOTAL OTHER AREAS – (Cost $9,541,324)		11,945,399
PACIFIC BASIN – 46.6%
CHINA – 8.1%
Bank of China Ltd., H Shares	7,602,000	3,910,801
CNOOC Ltd., ADR	3,303,000	5,829,240
Industrial and Commercial Bank of China Ltd., H Shares	4,750,000	3,484,568
Netease.com Inc., ADR*	79,500	2,772,165
TOTAL CHINA – (Cost $10,035,818)		15,996,774
HONG KONG – 5.1%
Ausnutria Dairy Corp., Ltd.*	2,538,000	1,775,816
China Taiping Insurance Holdings Co., Ltd.*	901,400	2,964,016
GOME Electrical Appliances Holdings Ltd.*	8,392,000	2,686,443
SJM Holdings Ltd.	4,273,000	2,733,379
TOTAL HONG KONG – (Cost $10,714,199)		10,159,654
INDONESIA – 1.8%
Bank Rakyat Indonesia	3,698,237	3,655,301
TOTAL INDONESIA – (Cost $3,057,242)		3,655,301
MALAYSIA – 3.7%
Axiata Group Berhad*	3,301,022	4,008,553
CIMB Group Holdings Berhad	740,343	3,279,780
TOTAL MALAYSIA – (Cost $4,635,114)		7,288,333
SOUTH KOREA – 18.3%
GS Engineering & Construction Corp.	42,802	3,222,407
Hyundai Mobis	33,154	5,505,825
Industrial Bank Of Korea	442,220	6,147,641
KT Corp.	48,430	2,161,338

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2010

	Shares	US$ Value
COMMON STOCKS† – Continued
PACIFIC BASIN – Continued
SOUTH KOREA – Continued
LG Display Co., Ltd.	90,400	$3,832,060
POSCO	5,724	2,570,646
Samsung Electronics Co., Ltd.	12,554	9,494,799
Samsung Engineering Co., Ltd.	36,675	3,514,812
TOTAL SOUTH KOREA – (Cost $30,578,682)		36,449,528
TAIWAN – 8.0%
Formosa Plastics Corp.	1,310,000	2,904,647
Hon Hai Precision Industry Co., Ltd.	1,214,279	5,671,848
Taiwan Fertilizer Co., Ltd.	987,000	3,126,668
Taiwan Semiconductor Manufacturing Co., Ltd.	2,133,822	4,161,957
TOTAL TAIWAN – (Cost $11,015,009)		15,865,120
THAILAND – 1.6%
Kasikornbank PCL	561,000	1,558,877
Thai Oil PCL	1,086,900	1,566,629
TOTAL THAILAND – (Cost $3,258,858)		3,125,506
TOTAL PACIFIC BASIN – (Cost $73,294,922)		92,540,216
TOTAL COMMON STOCKS – (Cost $139,918,877)		179,607,537
PREFERRED STOCKS – 6.4%
LATIN AMERICA – 6.4%
BRAZIL – 6.4%
AES Tiete SA (shown in units of 1,000)	212,612	2,374,111
Itau Unibanco Holding SA	204,293	4,430,805
Vale SA, Class A	223,077	5,971,392
TOTAL BRAZIL – (Cost $7,498,495)		12,776,308
TOTAL LATIN AMERICA – (Cost $7,498,495)		12,776,308
TOTAL PREFERRED STOCKS – (Cost $7,498,495)		12,776,308
	Principal Amount
SHORT-TERM INVESTMENTS – 3.2%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 05/03/2010 (a)	$6,388,000	6,388,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $6,388,000)		6,388,000
TOTAL INVESTMENTS – (Cost $153,805,372) – 100.1%		198,771,845
OTHER ASSETS LESS LIABILITIES – (0.1)%		(168,672)
NET ASSETS – 100.0%		$198,603,173

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2010

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Apparel & Textiles 1.7%, Auto Parts 2.8%, Automobiles 1.4%, Banks 25.1%, Brewery 1.6%, Building & Construction 1.6%, Chemicals 1.6%, Computers 2.8%, Construction 1.7%, Drugs & Health Care 2.2%, Electric Utilities 2.3%, Electronics 6.7%, Finance & Banking 1.9%, Food & Beverages 0.9%, Gas & Pipeline Utilities 3.4%, Homebuilders 1.8%, Hotels & Restaurants 1.4%, Household Products 1.7%, Insurance 1.5%, Metals 5.7%, Mining 2.6%, Oil & Gas 4.1%, Oil- Refining & Marketing 0.8%, Plastics 1.5%, Real Estate 3.6%, Retail 1.3%, Semi-Conductor Manufacturing Equipment 2.1%, Software 1.4%, Steel 3.1%, Telecommunications 1.9%, Telecommunications Equipment 2.0%, Telecommunications Services 2.7%.

*  Non-income producing security.

(a)  Repurchase agreement, dated 4/30/2010, due 5/3/2010 with repurchase proceeds of $6,388,005, is collateralized by United States Treasury Bill, 0.00% due 10/28/2010 with a market value of $6,518,475.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2010

	Shares	US$ Value
COMMON STOCKS† – 94.2%
DENMARK – 5.3%
Danisco A/S	10,314	$743,902
DSV A/S	44,928	799,951
TOTAL DENMARK – (Cost $1,318,646)		1,543,853
FRANCE – 4.5%
Natixis*	140,695	722,814
Rhodia SA*	24,802	581,483
TOTAL FRANCE – (Cost $1,077,208)		1,304,297
GERMANY – 15.4%
Aixtron AG	12,786	400,437
Bilfinger Berger AG	8,567	569,836
Celesio AG	28,016	917,754
Fresenius Medical Care AG & Co.	21,345	1,156,811
SMA Solar Technology AG	4,967	609,182
Software AG	6,937	797,263
TOTAL GERMANY – (Cost $4,358,027)		4,451,283
ITALY – 7.0%
Azimut Holding SpA	50,985	573,349
Terna - Rete Elettrica Nazionale SpA	255,010	1,033,992
UniCredit SpA*	152,829	400,846
TOTAL ITALY – (Cost $2,106,473)		2,008,187
LUXEMBOURG – 4.0%
SES SA	49,658	1,140,843
TOTAL LUXEMBOURG – (Cost $1,128,315)		1,140,843
NETHERLANDS – 3.4%
Heineken NV	21,394	993,073
TOTAL NETHERLANDS – (Cost $969,288)		993,073
NORWAY – 11.6%
DnB NOR ASA*	93,400	1,099,068
Marine Harvest ASA*	1,296,000	1,199,010
Norwegian Air Shuttle AS*	18,000	402,893
Petroleum Geo-Services ASA*	47,200	644,311
TOTAL NORWAY – (Cost $2,587,353)		3,345,282
SOUTH AFRICA – 1.6%
Aquarius Platinum Ltd.	70,076	465,449
TOTAL SOUTH AFRICA – (Cost $405,683)		465,449

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2010

	Shares	US$ Value
COMMON STOCKS† – Continued
SWEDEN – 12.0%
Hennes & Mauritz AB, Series B	17,049	$1,086,812
Kinnevik Investment AB, Series B	64,206	1,178,544
Swedish Match AB	52,186	1,191,304
TOTAL SWEDEN – (Cost $3,164,274)		3,456,660
SWITZERLAND – 1.7%
Kudelski SA	17,097	498,858
TOTAL SWITZERLAND – (Cost $507,621)		498,858
UNITED KINGDOM – 27.7%
Afren PLC*	262,603	367,318
Associated British Foods PLC	66,649	1,025,053
Barclays PLC	206,483	1,057,196
Centrica PLC	256,474	1,149,442
Cookson Group PLC*	98,324	849,740
Dialog Semiconductor PLC*	53,860	794,494
Inchcape PLC*	1,431,145	752,181
International Personal Finance PLC	146,105	602,395
Pearson PLC	37,335	599,361
Xstrata PLC	48,557	804,094
TOTAL UNITED KINGDOM – (Cost $7,459,358)		8,001,274
TOTAL COMMON STOCKS – (Cost $25,082,246)		27,209,059
	Principal Amount
SHORT-TERM INVESTMENTS – 4.9%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 05/03/2010 (a)	$1,420,000	1,420,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $1,420,000)		1,420,000
TOTAL INVESTMENTS – (Cost $26,502,246) – 99.1%		28,629,059
OTHER ASSETS LESS LIABILITIES – 0.9%		266,173
NET ASSETS – 100.0%		$28,895,232

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2010

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Bank Investment Contracts 1.3%, Banks 11.4%, Business Services 2.7%, Chemicals 2.0%, Construction 2.0%, Diversified 6.1%, Electric Utilities 3.6%, Electrical Equipment 3.8%, Finance 2.1%, Food & Beverages 13.7%, Industrials 2.9%, Medical Products 4.0%, Medical Services 3.2%, Metals 1.6%, Mining 2.8%, Multimedia 4.0%, Oil-field Services 2.2%, Publishing 2.1%, Retail 6.4%, Semiconductor Manufacturing Equipment 4.1%, Software 2.7%, Tobacco 4.1%, Transportation 1.4%, and Utilities 4.0%.

*  Non-income producing security.

(a)  Repurchase agreement, dated 4/30/2010, due 5/3/2010 with repurchase proceeds of $1,420,001, is collateralized by United States Treasury Bill, 0.00% due 10/28/2010 with a market value of $1,448,550.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 2010

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Pan European Select Fund
ASSETS
Investments in securities, at value	$48,296,547	$192,383,845	$27,209,059
Repurchase agreement	1,200,000	6,388,000	1,420,000
Cash	952	100	364
Foreign currency, at value	9,378	49,833	9,685
Unrealized appreciation on spot contracts	2,744	–	–
Receivable for investments sold	270,458	3,480,857	1,979,455
Dividends receivable	208,028	280,594	123,827
Foreign tax reclaims receivable	167,042	26,615	79,664
TOTAL ASSETS	50,155,149	202,609,844	30,822,054
LIABILITIES
Unrealized depreciation on spot contracts	–	9,804	768
Payable for investments purchased	632,877	3,240,486	1,845,096
Management fee payable	100,473	375,869	53,708
Administration fee payable	4,742	3,691	385
Trustees fee payable	–	–	656
Capital gains taxes accrued	–	274,818	–
Accrued expenses and other liabilities	40,408	102,003	26,209
TOTAL LIABILITIES	778,500	4,006,671	1,926,822
TOTAL NET ASSETS	$49,376,649	$198,603,173	$28,895,232
COMPOSITION OF NET ASSETS
Paid-in capital	$63,073,849	$237,478,467	$73,981,100
Undistributed net investment income	81,749	(22,896)	112,117
Accumulated net realized loss on investments and foreign currency transactions	(19,925,660)	(83,555,496)	(47,325,525)
Net unrealized appreciation on investments and foreign currency	6,146,711	44,703,098	2,127,540
TOTAL NET ASSETS	$49,376,649	$198,603,173	$28,895,232
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	5,287,815	42,217,056	5,022,923
NET ASSET VALUE PER SHARE	$9.34	$4.70	$5.75
Identified cost of investments:
Unaffiliated issuers	$43,364,719	$153,805,372	$26,502,246
Cost of foreign currency	$9,299	$49,769	$9,675

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2010

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Pan European Select Fund
INVESTMENT INCOME
Interest income	$147	$23,434	$127
Dividend income	2,159,314	5,292,039	775,875
Foreign taxes withheld	(199,899)	(528,689)	(72,386)
TOTAL INVESTMENT INCOME	1,959,562	4,786,784	703,616
EXPENSES
Management fees	502,086	1,641,825	226,775
Custodian fees	138,734	434,385	140,382
Administration fees	43,769	123,632	15,731
Audit fees	55,018	54,018	59,596
Legal fees	52,848	136,270	18,156
Transfer agent fees	6,202	6,611	6,098
Trustees fees	12,000	39,242	7,937
Stock dividend tax	–	11,049	–
Interest expense	224	–	–
Miscellaneous expenses	28,662	86,897	12,083
TOTAL EXPENSES	839,543	2,533,929	486,758
NET INVESTMENT INCOME	1,120,019	2,252,855	216,858
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments	(1,530,819)	16,716,230	7,240,199
Net realized gain (loss) on foreign currency transactions	(134,040)	(472,982)	38,753
Net change in unrealized appreciation (depreciation) on:
Investments	16,898,631	58,413,345	1,520,547
Foreign currency	820	(8,729)	3,915
Deferred foreign capital gains tax	–	(274,818)	–
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	15,234,592	74,373,046	8,803,414
NET INCREASE IN NET ASSETS FROM OPERATIONS	$16,354,611	$76,625,901	$9,020,272

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
NET ASSETS, beginning of year	$63,179,789	$101,516,485	$214,781,838	$470,285,917
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	1,120,019	1,671,263	2,252,855	8,012,049
Net realized gain (loss)	(1,664,859)	(33,532,403)	16,243,248	(100,805,315)
Net change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	16,899,451	(16,546,086)	58,129,798	(122,124,253)
Net increase (decrease) in net assets from operations	16,354,611	(48,407,226)	76,625,901	(214,917,519)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,324,320)	(1,768,278)	(3,654,100)	(5,973,131)
Net realized gains	–	–	–	(74,548,822)
Total distributions	(1,324,320)	(1,768,278)	(3,654,100)	(80,521,953)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	153,133	19,020,498	18,719,500	25,381,193
Reinvestment of distributions to shareholders	1,324,320	1,768,278	3,399,745	79,636,872
Cost of shares repurchased	(30,310,884)	(8,949,968)	(111,269,711)	(65,082,672)
Total increase (decrease) in net assets from capital share transactions	(28,833,431)	11,838,808	(89,150,466)	39,935,393
NET DECREASE IN NET ASSETS	(13,803,140)	(38,336,696)	(16,178,665)	(255,504,079)
NET ASSETS, end of year	$49,376,649	$63,179,789	$198,603,173	$214,781,838
Undistributed net investment income	$81,749	$420,226	$(22,896)	$1,851,314
OTHER INFORMATION:
Capital share transactions:
Shares sold	16,938	1,704,676	4,429,410	5,533,771
Shares issued in reinvestment of distributions to shareholders	137,663	230,846	748,842	27,651,692
Shares repurchased	(3,327,526)	(836,287)	(28,409,297)	(17,868,287)
Net share transactions	(3,172,925)	1,099,235	(23,231,045)	15,317,176

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Pan European Select Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009
NET ASSETS, beginning of year	$29,038,283	$98,784,943
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	216,858	2,610,648
Net realized gain (loss)	7,278,952	(53,796,517)
Net change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	1,524,462	(12,749,414)
Net increase (decrease) in net assets from operations	9,020,272	(63,935,283)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(126,901)	(2,759,091)
Net realized gains	–	(2,446,515)
Total distributions	(126,901)	(5,205,606)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	352,158	24,197,910
Reinvestment of distributions to shareholders	126,901	5,104,404
Cost of shares repurchased	(9,515,481)	(29,908,085)
Total decrease in net assets from capital share transactions	(9,036,422)	(605,771)
NET DECREASE IN NET ASSETS	(143,051)	(69,746,660)
NET ASSETS, end of year	$28,895,232	$29,038,283
Undistributed net investment income (loss)	$112,117	$(17,417)
OTHER INFORMATION:
Capital share transactions:
Shares sold	81,518	2,489,931
Shares issued in reinvestment of distributions to shareholders	21,692	1,195,411
Shares repurchased	(1,900,114)	(5,791,157)
Net share transactions	(1,796,904)	(2,105,815)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$7.470	$13.790	$14.260	$12.310	$11.020
Net investment income	0.144	0.208	0.166	0.088	0.071
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.890	(6.315)	(0.242)	1.905	4.600
Total from investment operations	2.034	(6.107)	(0.076)	1.993	4.671
Less distributions:
Net investment income	(0.164)	(0.213)	(0.010)	(0.043)	(1.991)
Net realized gains	–	–	(0.384)	–	(1.390)
Total distributions	(0.164)	(0.213)	(0.394)	(0.043)	(3.381)
Net asset value, end of year	$9.340	$7.470	$13.790	$14.260	$12.310
TOTAL INVESTMENT
RETURN (1)	27.17%	(44.33)%	(0.72)%	16.22%	48.23%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$49,376,649	$63,179,789	$101,516,485	$29,118,526	$25,347,676
Operating gross expenses to average net assets	1.17%	1.14%	1.13%	1.70%	1.79%
Operating net expenses to average net assets	1.17%	1.14%	1.17%	1.61%	1.79%
Net investment income to average net assets	1.56%	2.24%	1.16%	0.70%	0.61%
Portfolio turnover rate	103%	97%	77%	106%	81%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)		Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$3.280	$9.380	$10.950		$11.050	$7.830
Net investment income	0.047	0.139	0.079	(4)	0.090	0.149
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.452	(4.625)	2.322		1.771 (3)	5.347
Total from investment operations	1.499	(4.486)	2.401		1.861	5.496
Less distributions:
Net investment income	(0.079)	(0.120)	(0.061)		(0.087)	(0.167)
Net realized gains	–	(1.494)	(3.910)		(1.874)	(2.109)
Total distributions	(0.079)	(1.614)	(3.971)		(1.961)	(2.276)
Net asset value, end of year	$4.700	$3.280	$9.380		$10.950	$11.050
TOTAL INVESTMENT
RETURN (1)	45.79%	(45.43)%	18.69	%(4)	18.30%	77.13%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$198,603,173	$214,781,838	$470,285,917		$522,330,052	$491,169,979
Operating gross expenses to average net assets	1.23%	1.16%	1.10%		1.11%	1.13%
Operating net expenses to average net assets	1.23%	1.16%	1.10%		1.11%	1.13%
Net investment income to average net assets	1.10%	2.70%	0.69%		0.85%	1.56%
Portfolio turnover rate	112%	103%	63%		67%	102%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Includes a non-recurring gain from Martin Currie recorded as a result of an incorrectly executed trade. The non-recurring gain resulted in an increase in net realized and unrealized gain (loss) on investments and foreign currency transactions of $0.013 per share. Excluding this non-recurring gain, total investment return would have been 0.12% lower.

(4)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)		Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$4.260	$11.070	$20.830		$19.570	$15.060
Net investment income	0.040	0.284	0.239	(4)	0.384	0.191	(3)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.474	(6.464)	(1.532)		6.018	8.222
Total from investment operations	1.514	(6.180)	(1.293)		6.402	8.413
Less distributions:
Net investment income	(0.024)	(0.334)	(0.315)		(0.351)	(0.262)
Net realized gains	–	(0.296)	(8.152)		(4.791)	(3.641)
Total distributions	(0.024)	(0.630)	(8.467)		(5.142)	(3.903)
Net asset value, end of year	$5.750	$4.260	$11.070		$20.830	$19.570
TOTAL INVESTMENT
RETURN (1)	35.53%	(55.84)%	(9.54	)%(4)	36.46%	64.64%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$28,895,232	$29,038,083	$98,784,943		$167,992,389	$114,826,430
Operating gross expenses to average net assets	1.61%	1.37%	1.29%		1.32%	1.30%
Operating net expenses to average net assets	1.61%	1.23%	1.29%		1.32%	1.30%
Net investment income to average net assets	0.72%	4.25%	1.47%		1.94%	1.12	%(3)
Portfolio turnover rate	307%	218%	91%		55%	104%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Net investment income per share and the net investment income to average net assets ratio includes non-recurring dividend income amounting to $0.108 and 0.63%, respectively.

(4)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers three funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), and MCBT Pan European Select Fund (the "Pan European Select Fund") (each a "Fund" and collectively, the "Funds"). The Opportunistic EAFE Fund, the Global Emerging Markets Fund, and the Pan European Select Fund commenced investment operations on July 1, 1994, February 14, 1997, and June 6, 2002, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, on the exchange where primarily traded or, if no sale occurs, and in the case of over-the-counter securities not so listed, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, or for which available quotations are not deemed by the Investment Manager to be representative of market value, and securities affected by significant events that occurred after the close of the relevant market but prior to the close of the New York Stock Exchange (as of which time each Fund's net asset value is determined) are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures approved by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Accordingly, on certain days, the Funds will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent. At April 30, 2010, fair value pricing was used for most or all of the foreign securities in each Fund's portfolio. As of June 30, 2009, certain foreign securities held by the Funds have been subject to fair value pricing adjustments made at the direction of third-party pricing vendors approved by the Board. By its nature, a fair value price is an estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. For purposes of determining whether fair valuation is appropriate, "significant events" may include events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters).

Fair Value Measurement - The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 - Valuations based on quoted prices for identical securities in active markets.

•  Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2010 in valuing each Fund's investments carried at value:

Fund	Level 1	Level 2	Level 3	Total
Opportunistic EAFE Fund
Common Stocks	$7,661,712	$40,634,835	$–	$48,296,547
Short Terms	–	1,200,000	–	1,200,000
Global Emerging Markets Fund
Common Stocks	50,385,317	129,222,220	–	179,607,537
Preferred Stocks	12,776,308	–	–	12,776,308
Short Terms	–	6,388,000	–	6,388,000
Pan European Select Fund
Common Stocks	498,858	26,710,201	–	27,209,059
Short Terms	–	1,420,000	–	1,420,000

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or the Investment Manager specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at time of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and US dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to other securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is split between the Agent and the applicable Fund.

The Funds suspended their securities lending activities in November 2008, and as of April 30, 2010 have not resumed securities lending activities.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as a Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Funds may enter into forward foreign currency contracts ("Forwards").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by a Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At April 30, 2010, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Equity-Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. At April 30, 2010, the Funds did not hold any equity-linked securities.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid, but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies ("PFICs"), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

Accordingly, at April 30, 2010, reclassifications were recorded as follows:

	Opportunistic EAFE Fund	Global Emerging Markets Fund	Pan European Select Fund
Increase (decrease) paid-in-capital	$(28,537,150)	$–	$–
Increase (decrease) undistributed net investment income	(134,176)	(472,965)	39,577
Increase (decrease) undistributed net realized gain (loss)	28,671,326	472,965	(39,577)

The reclassification of realized losses of $28,537,150 from undistributed net realized loss to paid-in-capital was due to realized capital loss carry-forwards of $7,124,922 that expired unused on April 30, 2010, and due to realized losses of $21,412,228 permanently lost unused due to an ownership change.

The components of distributable earnings (accumulated losses) at April 30, 2010 on a tax basis and the tax character of distributions during fiscal 2010 and 2009 were as follows:

			2010		2009
Fund	Tax Basis Undistributed Net Investment Income	Tax Basis Undistributed Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$84,602	$–	$1,324,320	$–	$1,768,278	$–
Global Emerging Markets Fund	–	–	3,654,100	–	14,295,335	66,226,618
Pan European Select Fund	116,215	–	126,901	–	2,759,097	2,446,509

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Income Taxes - Each Fund of the Trust is treated as a separate entity for US federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2010, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2011	Expiring April 30, 2012	Expiring April 30, 2017	Expiring April 30, 2018
Opportunistic EAFE Fund	$2,295,115	$288,029	$12,246,391	$4,324,099
Global Emerging Markets Fund	–	–	41,333,989	35,377,027
Pan European Select Fund	–	–	29,407,243	17,255,255

During the fiscal year ended April 30, 2010, the Opportunistic EAFE Fund had realized capital loss carry-forwards of $7,124,922 that expired unused. Also during the fiscal year ended April 30, 2010 the Opportunistic EAFE Fund had realized capital loss carry-forwards of $3,075,622 and current year realized losses of $18,336,607 that were permanently lost unused due to an ownership change.

As of April 30, 2010, the Funds elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Post October Currency Loss
Global Emerging Markets Fund	$–	$22,896
Pan European Select Fund	451,859	–

Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2009), or expected to be taken in the Funds' 2010 tax returns. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Funds, for which the Funds pay the Investment Manager a management fee computed daily and paid quarterly based on each Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	0.80%
Pan European Select Fund	0.75%

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 3 year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. At April 30, 2010, there was no reimbursement due from the Investment Manager. This limitation is currently set to expire on August 31, 2010. There is no guarantee that the Investment Manager will extend this arrangement beyond August 31, 2010.

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. State Street performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.06% of its average net assets up to $125 million, 0.04% of the next $125 million, and 0.02% of those assets in excess of $250 million per Fund, subject to a $55,000 minimum fee per year per Fund, plus certain out of pocket costs. Fees are calculated on a complex-wide basis.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The Trust is not aware of any payments for the distribution of Fund shares made directly or indirectly out of Fund assets during the period covered by this report.

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Funds do not compensate their officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the period ended April 30, 2010 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$70,371,858	$100,241,700
Global Emerging Markets Fund	221,401,934	314,731,462
Pan European Select Fund	87,861,121	97,374,412

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2010 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$44,136,745	$6,038,765	$678,963	$5,359,802
Global Emerging Markets Fund	160,649,853	40,913,989	2,791,997	38,121,992
Pan European Select Fund	26,713,413	2,296,661	381,015	1,915,646

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales.

The net unrealized appreciation/depreciation on foreign currency transactions at April 30, 2010 on a federal income tax basis for each Fund was the same for financial reporting purposes.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of April 30, 2010 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	5	93.58
Global Emerging Markets Fund	5	95.30
Pan European Select Fund	6	92.80

One or more affiliates of the Investment Manager have investment discretion with respect to the clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a U.S. securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, impose restrictions on foreign ownership, withhold taxes on dividend or interest payments and capital gains or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street expiring October 29, 2010. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 1.25%, which is borne by each respective borrowing Fund. The Opportunistic EAFE Fund borrowed $2,800,000 on the line of credit on March 24, 2010. The amount was paid in full on March 26 with $224 in interest charged on the open line of credit. There were no other borrowings or allocated fees during the period ended April 30, 2010.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE H - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the year ended April 30, 2010, the Funds did not engage in any such transactions.

NOTE I - NEW ACCOUNTING PRONOUNCEMENTS

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2010-06. The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies exiting fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009. At this time the Funds' management is evaluating the implications of ASU 2010-06.

NOTE J - SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through June 23, 2010. Management has determined that there are no such subsequent events that would require disclosure in the Funds' financial statements through the above date, at which time the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Martin Currie Business Trust and Shareholders of the
MCBT Opportunistic EAFE Fund
MCBT Global Emerging Markets Fund
MCBT Pan European Select Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MCBT Opportunistic EAFE Fund, MCBT Global Emerging Markets Fund, and MCBT Pan European Select Fund, each a Fund of the Martin Currie Business Trust (the "Trust") as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2010

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2010.

Foreign Taxes

The Funds designate as income received from foreign sources and taxes paid to foreign countries the following amounts:

Fund	Foreign Source Income	Foreign Taxes Paid
Opportunistic EAFE Fund	$2,159,314	$199,899
Global Emerging Markets Fund	5,292,039	539,738
Pan European Select Fund	775,875	72,386

Qualified Dividend Income

Pursuant to section 854(b)(2) of the Code, for fiscal year ended April 30, 2010, each of the Funds designates the maximum amount allowable of its distributions as "qualified dividend income" eligible for reduced tax rates.

This is for informational purposes only. Final information will be or has been provided in your Form 1099-DIV.

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on pages 10 - 11 of the Trust's Statement of Additional Information dated August 28, 2009, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intend to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees, if any. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period* November 1, 2009 through April 30, 2010
Actual
Opportunistic EAFE Fund	$1,000.00	$1,005.20	$6.21
Global Emerging Markets Fund	1,000.00	1,096.80	6.13
Pan European Select Fund	1,000.00	1,007.60	7.91
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.60	$6.26
Global Emerging Markets Fund	1,000.00	1,018.94	5.91
Pan European Select Fund	1,000.00	1,016.91	7.95

*  Expenses are equal to the Funds' annualized expense ratio of 1.25%, 1.18% and 1.59% for Opportunistic EAFE Fund, Global Emerging Markets Fund and Pan European Select Fund, respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Timothy J.D. Hall 48	Trustee and President	2000	3	Director of Martin Currie (Holdings) Limited (parent company).; Managing Director and Vice President of Martin Currie Inc.; Chairman of Martin Currie Retirement and Death Benefit Plan (pension fund); Chairman of Martin Currie Charitable Foundation; Director of the following companies: Martin Currie Investment Management Limited Martin Currie Services Limited (investment management), Martin Currie Trustees Limited, (trustee company), Martin Currie Limited, Martin Currie Global Investors Limited (investment management), Moorgate Investment Management Ltd., Designated Member of MarView Investment Partnership LLP.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Simon D. Eccles 75	Trustee	1994	3	Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).	None

Patrick R. Wilmerding 67	Trustee	1994	3	Self-employed investment manager; Member of Advisory Committee to Healthpoint Capital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund (1)	Position Held Since	Principal Occupations During Past Five Years (2)
Ralph M. Campbell 41	Vice President and Treasurer	2005	Director of Martin Currie (Holdings) Limited (parent company); President and Director of Martin Currie (Bermuda) Limited; Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited (trustee company); Martin Currie Inc.; Martin Currie Management Limited; Moorgate Investment Management Limited; Western Canada Investment Company Limited; Designated Member of MarView Investment Partnership LLP. Formerly: Director of Finance of GE Capital Auto Financing.

Gary Logan 40	Vice President	2010	Head of Portfolio Analytics Group of Martin Currie Investment Management; Third Party Administrator Programme Director of Martin Currie Investment Management.

Grant Spence 46	Chief Compliance Officer and Clerk	2009	Head of Complaints Policy, Governance and Projects of Prudential Plc.; Corporate Communications Manager of Prudential Plc.; Policy Manager, Risk & Compliance of Martin Currie Investment Management; Head of Governance, Risk & Compliance of Martin Currie Investment Management; Chief Compliance Officer and Acting Head of Risk & Compliance of Martin Currie Investment Management.

(1)  There is no stated term of office for the Trustees. The President, Treasurer and Clerk are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.

(3)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Timothy J.D. Hall, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Gary Logan, Vice President

Grant Spence, Chief Compliance Officer and Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act."). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                       As of April 30, 2010, the registrant has adopted a code ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period.

(e)                       Not applicable.

(f)                         The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission (the “Commission”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

(a) — (d)

Fees for Services Rendered to the Registrant

Fiscal Year
Ended 4/30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$126,175	$0	$20,850	$3,825
2010	$143,500	$0	$23,325	$0

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year).

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations.  The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

Other Fees stated above for the fiscal year ended 4/30/09 consist of fees billed for independence verification procedures performed in June 2009 in connection with the audit for the 2008-2009 fiscal year.

(e)(1) The registrant’s Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision.  The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees

2009	$24,675
2010	$23,325

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to the registrant.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Timothy J.D. Hall
Name:	Timothy J.D. Hall
Title:	President
Date:	July 7, 2010

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 7, 2010	By:	/s/ Timothy J.D. Hall
	Name:	Timothy J.D. Hall
	Title:	President

Date: July 7, 2010	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(1)	Code of Ethics.
12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.
12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.